UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): May 13, 2026

DMC Global Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-14775	84-0608431
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11800 Ridge Parkway, Suite 300, Broomfield, Colorado 80021
(Address of Principal Executive Offices, Including Zip Code)

(303) 665-5700
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.05 Par Value	BOOM	The Nasdaq Global Select Market
Stock Purchase Rights		The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

DMC Global Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) on May 13, 2026. At the Annual Meeting, the Company’s stockholders approved the amendment and restatement of the DMC Global Inc. 2025 Omnibus Incentive Plan (as amended and restated, the “Plan”), as described in the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on March 31, 2026 (the “Proxy Statement”). The Plan was previously approved by the Company’s Board of Directors (the “Board”), subject to stockholder approval, based upon the recommendation of the Compensation Committee of the Board.

A summary of the material terms of the Plan is set forth in the Proxy Statement. The summary and foregoing description of the Plan are qualified in their entirety by reference to the full text of the Plan, which is filed hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on May 13, 2026. At the Annual Meeting, the stockholders of the Company (i) elected the six persons listed below under “Proposal 1” to serve as directors of the Company until the 2027 Annual Meeting of Stockholders (the “2027 Annual Meeting”); (ii) approved, by a non-binding advisory vote, the compensation of the Company’s named executive officers; (iii) approved the Plan; and (iv) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

There were 20,475,151 shares of common stock outstanding as of March 19, 2026, the record date for the Annual Meeting. At the Annual Meeting, holders of a total of 17,781,589 shares of common stock were present in person or represented by proxy. The final voting results are reported below.

Proposal 1: The stockholders elected each of the six nominees to the Board to serve until the 2027 Annual Meeting based on the following vote:

Name	For	Withheld	Broker Non-Votes
James O'Leary	9,497,591	2,180,325	6,103,673
John R. Doubman	9,781,612	1,896,304	6,103,673
Ruth I. Dreessen	9,114,367	2,563,549	6,103,673
Michael A. Kelly	9,033,652	2,644,264	6,103,673
Ouma Sananikone	8,794,833	2,883,083	6,103,673
Sharon S. Spurlin	9,789,725	1,888,191	6,103,673

Proposal 2: The non-binding advisory vote concerning the compensation of the Company's named executive officers (the “say-on-pay vote”) was approved based on the following vote:

For	Against	Abstain	Broker Non-Votes
9,469,670	1,525,877	682,369	6,103,673

Proposal 3: The stockholders approved the Plan based on the following vote:

For	Against	Abstain	Broker Non-Votes
10,587,905	1,065,232	24,779	6,103,673

Proposal 4: The stockholders ratified the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026 based on the following vote:

For	Against	Abstain	Broker Non-Votes
17,008,812	751,613	21,164	N/A

Item 9.01     Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit Number	Description
10.1
DMC Global Inc. 2025 Omnibus Incentive Plan (As Amended and Restated Effective May 13, 2026) (incorporated by reference to Exhibit 99.1 to the Registration Statement on Form S-8 (File No. 333-295848) filed on May 13, 2026).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DMC Global Inc.

Dated:	May 14, 2026	By:	/s/ Eric V. Walter
Name: Eric V. Walter
Title: Chief Financial Officer